Exhibit 99.2
INVESTOR SUPPLEMENT — THIRD QUARTER 2009
DOVER CORPORATION
CONSOLIDATED STATEMENTS OF EARNINGS
(unaudited) (in thousands, except per share data)

	Three Months Ended September 30		Nine Months Ended September 30
	2009	2008	2009	2008
Revenue	$1,499,611	$1,965,776	$4,269,028	$5,842,240
Cost of goods and services	941,345	1,261,433	2,735,308	3,718,732

Gross profit	558,266	704,343	1,533,720	2,123,508
Selling and administrative expenses	378,125	434,992	1,110,476	1,325,299

Operating earnings	180,141	269,351	423,244	798,209
Interest expense, net	26,299	25,924	73,537	76,743
Other income, net	(903)	(12,644)	(1,124)	(8,926)

Total interest expense/other income, net	25,396	13,280	72,413	67,817

Earnings before provision for income taxes and discontinued operations	154,745	256,071	350,831	730,392
Provision for income taxes	47,261	65,736	81,378	205,216

Earnings from continuing operations	107,484	190,335	269,453	525,176

Loss from discontinued operations, net	(600)	(2,685)	(12,063)	(55,072)

Net earnings	$106,884	$187,650	$257,390	$470,104

Basic earnings (loss) per common share:
Earnings from continuing operations	$0.58	$1.02	$1.45	$2.77
Loss from discontinued operations, net	—	(0.01)	(0.06)	(0.29)
Net earnings	0.57	1.01	1.38	2.48

Weighted average shares outstanding	186,148	186,488	186,077	189,326

Diluted earnings (loss) per common share:
Earnings from continuing operations	$0.58	$1.01	$1.45	$2.76
Loss from discontinued operations, net	—	(0.01)	(0.06)	(0.29)
Net earnings	0.57	1.00	1.38	2.47

Weighted average shares outstanding	186,358	187,706	186,321	190,531

Dividends paid per common share	$0.26	$0.25	$0.76	$0.65

The following table is a reconciliation of the share amounts used in computing earnings per share:

	Three Months Ended September 30		Nine Months Ended September 30
	2009	2008	2009	2008
Weighted average shares outstanding — Basic	186,148	186,488	186,077	189,326
Dilutive effect of Stock Options SARs and Performance Shares	210	1,218	244	1,205

Weighted average shares outstanding — Diluted	186,358	187,706	186,321	190,531

Anti-dilutive equity securities excluded from diluted EPS computation	12,404	3,735	9,721	3,735

DOVER CORPORATION — INVESTOR SUPPLEMENT
THIRD QUATER 2009
DOVER CORPORATION
QUARTERLY SEGMENT INFORMATION
(unaudited) (in thousands)

	2008					2009
									Q3
	Q1	Q2	Q3	Q4	FY 2008	Q1	Q2	Q3	YTD

REVENUE
Industrial Products
Material Handling	$287,208	$306,988	$286,568	$256,105	$1,136,869	$186,651	$153,574	$154,238	$494,463
Mobile Equipment	329,723	342,228	343,261	308,210	1,323,422	248,292	229,521	242,011	719,824
Eliminations	(157)	(210)	(218)	(201)	(786)	(152)	(147)	(209)	(508)

	616,774	649,006	629,611	564,114	2,459,505	434,791	382,948	396,040	1,213,779

Engineered Systems
Product Identification	231,526	249,250	234,868	208,825	924,469	177,358	193,019	211,952	582,329
Engineered Products	267,696	289,479	289,778	238,928	1,085,881	223,426	274,398	308,741	806,565

	499,222	538,729	524,646	447,753	2,010,350	400,784	467,417	520,693	1,388,894

Fluid Management
Energy	213,003	236,461	249,656	236,294	935,414	176,334	138,415	144,664	459,413
Fluid Solutions	188,328	210,207	202,054	178,223	778,812	154,489	156,897	164,604	475,990
Eliminations	(32)	(38)	(28)	(82)	(180)	(51)	(42)	(21)	(114)

	401,299	446,630	451,682	414,435	1,714,046	330,772	295,270	309,247	935,289

Electronic Technologies	351,757	379,958	362,446	301,970	1,396,131	214,035	245,953	275,266	735,254

Intra-segment eliminations	(3,566)	(3,345)	(2,609)	(1,624)	(11,144)	(1,296)	(1,257)	(1,635)	(4,188)

Total consolidated revenue	$1,865,486	$2,010,978	$1,965,776	$1,726,648	$7,568,888	$1,379,086	$1,390,331	$1,499,611	$4,269,028

NET EARNINGS
Segment Earnings:
Industrial Products	$78,838	$87,925	$74,690	$58,287	$299,740	$34,544	$25,421	$38,119	$98,084
Engineered Systems	62,996	80,045	82,032	53,480	278,553	43,305	57,462	78,194	178,961
Fluid Management	85,139	97,878	102,232	100,068	385,317	75,442	55,573	60,677	191,692
Electronic Technologies	36,234	51,029	53,826	52,552	193,641	(12,110)	17,993	38,160	44,043

Total Segments	263,207	316,877	312,780	264,387	1,157,251	141,181	156,449	215,150	512,780
Corporate expense / other	(29,969)	(24,975)	(30,785)	(29,466)	(115,195)	(24,692)	(29,614)	(34,106)	(88,412)
Net interest expense	(23,431)	(27,388)	(25,924)	(19,294)	(96,037)	(22,398)	(24,840)	(26,299)	(73,537)

Earnings from continuing operations before provision for income taxes	209,807	264,514	256,071	215,627	946,019	94,091	101,995	154,745	350,831
Provision for income taxes	61,876	77,604	65,736	46,045	251,261	32,996	1,121	47,261	81,378

Earnings from continuing operations	147,931	186,910	190,335	169,582	694,758	61,095	100,874	107,484	269,453
Earnings (loss) from discontinued operations, net	(753)	(51,634)	(2,685)	(48,855)	(103,927)	(7,669)	(3,794)	(600)	(12,063)

Net earnings	$147,178	$135,276	$187,650	$120,727	$590,831	$53,426	$97,080	$106,884	$257,390

SEGMENT OPERATING MARGIN
Industrial Products	12.8%	13.5%	11.9%	10.3%	12.2%	7.9%	6.6%	9.6%	8.1%
Engineered Systems	12.6%	14.9%	15.6%	11.9%	13.9%	10.8%	12.3%	15.0%	12.9%
Fluid Management	21.2%	21.9%	22.6%	24.1%	22.5%	22.8%	18.8%	19.6%	20.5%
Electronic Technologies	10.3%	13.4%	14.9%	17.4%	13.9%	-5.7%	7.3%	13.9%	6.0%
Total Segment	14.1%	15.8%	15.9%	15.3%	15.3%	10.2%	11.3%	14.3%	12.0%

	2008					2009
									Q3
	Q1	Q2	Q3	Q4	FY 2008	Q1	Q2	Q3	YTD

BOOKINGS
Industrial Products
Material Handling	$296,278	$313,199	$292,436	$207,115	$1,109,028	$118,343	$126,224	$162,759	$407,326
Mobile Equipment	360,324	318,059	295,240	204,257	1,177,880	210,558	245,937	191,539	648,034
Eliminations	(296)	(385)	(193)	(260)	(1,134)	(22)	(202)	(337)	(561)

	656,306	630,873	587,483	411,112	2,285,774	328,879	371,959	353,961	1,054,799

Engineered Systems
Product Identification	239,547	250,538	233,196	197,431	920,712	175,679	205,736	212,642	594,057
Engineered Products	284,257	279,673	260,227	219,716	1,043,873	236,353	259,868	258,634	754,855

	523,804	530,211	493,423	417,147	1,964,585	412,032	465,604	471,276	1,348,912

Fluid Management
Energy	233,662	252,535	268,390	209,930	964,517	142,721	132,855	157,763	433,339
Fluid Solutions	197,289	217,466	195,253	161,351	771,359	150,375	159,483	165,601	475,459
Eliminations	(24)	(32)	(31)	(91)	(178)	(42)	(39)	(41)	(122)

	430,927	469,969	463,612	371,190	1,735,698	293,054	292,299	323,323	908,676

Electronic Technologies	360,337	384,790	363,535	233,720	1,342,382	223,707	243,274	283,035	750,016

Intra-segment eliminations	(2,992)	(3,490)	(1,755)	(1,182)	(9,419)	(1,288)	(1,436)	(1,790)	(4,515)

Total consolidated bookings	$1,968,382	$2,012,353	$1,906,298	$1,431,987	$7,319,020	$1,256,383	$1,371,700	$1,429,805	$4,057,888

DOVER CORPORATION — INVESTOR SUPPLEMENT
THIRD QUATER 2009

	2008				2009
	Q1	Q2	Q3	Q4	Q1	Q2	Q3

BACKLOG
Industrial Products
Material Handling	$228,082	$235,284	$240,009	$188,591	$120,066	$93,247	$102,146
Mobile Equipment	575,070	549,430	498,908	387,329	349,358	368,315	318,496
Eliminations	(171)	(186)	(161)	(220)	(48)	(143)	(170)

	802,981	784,528	738,756	575,700	469,376	461,419	420,472

Engineered Systems
Product Identification	79,956	82,196	76,247	61,195	57,801	66,288	72,523
Engineered Products	244,981	235,513	205,127	183,821	196,394	245,165	199,888

	324,937	317,709	281,374	245,016	254,195	311,453	272,411

Fluid Management
Energy	106,540	119,033	133,713	95,532	58,771	54,734	66,043
Fluid Solutions	85,130	91,870	82,998	64,471	60,781	63,788	65,081
Eliminations	(6)		(3)	(12)	(5)	(1)	(21)

	191,664	210,903	216,708	159,991	119,547	118,521	131,103

Electronic Technologies	246,711	251,403	248,725	175,317	186,850	185,512	194,414

Intra-segment eliminations	(2,038)	(1,424)	(540)	(61)	(42)	(242)	(426)

Total consolidated backlog	$1,564,255	$1,563,119	$1,485,023	$1,155,963	$1,029,926	$1,076,663	$1,017,974

ACQUISITION RELATED DEPRECIATION AND AMORTIZATION EXPENSE *

	2008					2009
									Q3
	Q1	Q2	Q3	Q4	FY 2008	Q1	Q2	Q3	YTD

Industrial Products	$9,215	$8,070	$7,805	$7,193	$32,283	$8,387	$7,709	$7,770	$23,866
Engineered Systems	6,109	6,116	6,103	6,066	24,394	6,070	6,437	6,580	19,087
Fluid Management	3,914	5,607	5,422	4,607	19,550	4,828	4,592	4,432	13,852
Electronic Technologies	8,902	9,416	9,304	8,859	36,481	8,286	8,217	8,268	24,771

	$28,140	$29,209	$28,634	$26,725	$112,708	$27,571	$26,955	$27,050	$81,576

*	Represents the pre-tax impact on earnings from the depreciation and amortization of acquisition accounting write-ups to reflect the fair value of inventory, property, plant and equipment and intangible assets.
FREE CASH FLOW

	2008					2009
									Q3
	Q1	Q2	Q3	Q4	FY 2008	Q1	Q2	Q3	YTD

Operations	$153,904	$232,074	$354,085	$270,353	$1,010,416	$114,866	$192,436	$246,811	$554,113

CAPEX	(42,535)	(42,580)	(48,204)	(42,476)	(175,795)	(31,475)	(26,976)	(24,799)	(83,250)

Free Cash Flow	$111,369	$189,494	$305,881	$227,877	$834,621	$83,391	$165,460	$222,012	$470,863

Free Cash Flow to Earnings From Continuing Operations	75.3%	101.4%	160.7%	134.4%	120.1%	136.5%	164.0%	206.6%	174.7%

DOVER CORPORATION — INVESTOR
SUPPLEMENT THIRD QUARTER 2009
DOVER CORPORATION
QUARTERLY EARNINGS PER SHARE
(unaudited) (in thousands)

	2008					2009
	Q1	Q2	Q3	Q4	FY 2008	Q1	Q2	Q3	Q3 YTD
Basic earnings (loss) per common share:
Continuing operations	$0.77	$0.99	$1.02	$0.91	$3.69	$0.33	$0.54	$0.58	$1.45
Discontinued operations	(0.00)	(0.27)	(0.01)	(0.26)	(0.55)	(0.04)	(0.02)	(0.00)	(0.06)
Net earnings	0.76	0.72	1.01	0.65	3.13	0.29	0.52	0.57	1.38

Diluted earnings (loss) per common share:
Continuing operations	$0.77	$0.98	$1.01	$0.91	$3.67	$0.33	$0.54	$0.58	$1.45
Discontinued operations	(0.00)	(0.27)	(0.01)	(0.26)	(0.55)	(0.04)	(0.02)	(0.00)	(0.06)
Net earnings	0.76	0.71	1.00	0.65	3.12	0.29	0.52	0.57	1.38